                                                                   EXHIBIT 10.16

 [GLENAYRE LOGO]        GLENAYRE CARE - PRODUCT SERVICE AGREEMENT

                                  SCHEDULE "A"

CUSTOMER NAME:    Wilcom Cellular
CUSTOMER NUMBER:  5227
SCHEDULE:         (A-001 Page 1 of 01)
CONTRACT NUMBER:  137
EFFECTIVE DATE:   1-Feb-96
REVISION DATE:    16-Jan-96
SCL NUMBER:       1499

 1                           SERVICE CENTER LOCATION
NAME:       Wilcom Cellular
TELEPHONE:  216-585-5000
CONTACT:    Greg Pauley
TITLE:      Network Operations Manager
ADDRESS 1:  3910 South Avenue
ADDRESS 2:
FAX PHONE:  216-782-5379
DATA PHONE:
CITY:       Youngstown
STATE:      Ohio
ZIP CODE:   44512
COUNTRY:    USA
CONTACT:
TITLE:


 2                                EQUIPMENT
Item No.:                  1
Model Number Description:  MVP1
Equipment Location:        Youngstown
Hardware Serial Number:    440296
Software Serial Number:
Maintenance Fee for Selected Services
         Hardware:  2,250.00
         Software:  3,684.00
         On-Site:
         Total:    $6,204.00
PPM
         8x5:
         24x7:
Warranty End Date:
Start Date:    2/1/96
Renewal Date:  2/1/97
Stop Date
See Note

             SUBTOTAL ANNUAL MAINTENANCE FEE - THIS PAGE $6,204.00 TOTAL ANNUAL MAINTENANCE FEE - THIS SERVICE CENTER $6,204.00

                                    NOTATION

Annual Maintenancec Fee includes a five percent (5%) discount for having both Hardware and Software Support.

                                           Glenayre Electronics, Inc.
[GLENAYRE LOGO]                            4203 Congress Street, Suite 455
                                           Charlotte, NC  28209  USA
                                           Telephone:  (704) 553-0038
                                           Facsimile:  (704) 553-0524

                   GLENAYRE CARE - PRODUCT SERVICE AGREEMENT

CONTRACT NUMBER  137
CUSTOMER NUMBER  5227
EFFECTIVE DATE  2/1/95
PAGE  1 OF 4

 1                             CUSTOMER INFORMATION
FULL LEGAL NAME   Wilcom Cellular
JURISDICTION OF INCORPORATION
REGISTRATION NO.  34-1689827
ADDRESS           3910 South Avenue

CITY               Youngstown
STATE OR PROVINCE  Ohio
COUNTRY            USA
POSTAL ZIP CODE    44512
CONTACT NAME       Greg Pauley
TITLE              Vice President Network Operations
TELEPHONE NO.      (216) 565-5000
FACSIMILE NO.      (216) 782-5379

 2                                  SERVICES
THE CUSTOMER WISHES GLENAYRE TO PROVIDE THE FOLLOWING SERVICES, AS INDICATED HERE, FOR THE EQUIPMENT LISTED IN SCHEDULES "A" FOR THE TERM OF THE AGREEMENT.

SOFTWARE SUPPORT SERVICES  /x/
CUSTOMER INITIALS _______
________ INITIALS _______

HARDWARE SUPPORT SERVICES  /x/
CUSTOMER INITIALS _______
________ INITIALS _______

ON-SITE SUPPORT SERVICES   / /
CUSTOMER INITIALS _______
________ INITIALS _______

 3                                 PAYMENT TERMS
THE PARTIES AGREE THAT THE PAYMENT PERIOD SHALL BE AS INDICATED WITH PAYMENT TO BE MADE ON THE SAME DAY EACH

MONTH   / /     THIRD MONTH  / /    SIXTH MONTH  / /   YEAR    /x/


 4                                  LEGAL TERMS
BY SIGNING THIS AGREEMENT, THE CUSTOMER ACKNOWLEDGES: THAT IT HAS READ, UNDERSTOOD AND AGREE TO BE BOUND BY THE PROVISIONS SET OUT IN THIS AGREEMENT; AND THAT GLENAYRE DOES NOT REPRESENT OR WARRANT THAT THE SERVICES PROVIDED BY GLENAYRE UNDER THIS AGREEMENT WILL ENSURE UNINTERRUPTED OR ERROR-FREE OPERATION OF THE EQUIPMENT, NOR THAT ALL SOFTWARE DEFECTS WILL BE CORRECTED. WHERE PERMITTED BY APPLICABLE LAW, THE PROVISIONS OF THIS AGREEMENT MAY CONTAIN LIMITATIONS TO THE CUSTOMER'S RIGHTS.

PRINT NAME     Greg Pauley
TITLE          Vice President Network Operations
SIGNATURE      /s/ GREG PAULEY
DATE           January 19, 1995

             THIS AGREEMENT IS NOT VALID UNTIL EXECUTED BY GLENAYRE

FOR GLENAYRE   William V. Friedrichs
TITLE          Director - Contract Services
SIGNATURE      /s/ WILLIAM V. FRIEDRICHS
DATE           January 25, 1995

                                   PROVISIONS

1. DEFINITIONS
         1.1 In this Agreement, unless there is something in the subject matter or context necessarily inconsistent:
                 (a) "Basic Support" means the provision by GLENAYRE of over the telephone technical fault analysis during normal business hours, every day excluding statutory holidays and weekends, or for major service affecting emergencies, 24 hours per day, every day; and access to the GLENAYRE CARE Electronic Bulletin Board for service bulletins, service advisories and software patches;
                 (b)  "CUSTOMER" means the entity whose full legal name appears in Section 1 on the front page, and all wholly owned subsidiaries of it;
                 (c)  "Default Event" means the CUSTOMER;
                          (i) makes any unauthorized modifications to the Equipment;
                          (ii) assigns or transfers the CUSTOMER's rights or obligations under this Agreement without the prior written consent of GLENAYRE;
                         (iii) becomes bankrupt or insolvent, or is put into receivership;
                          (iv) on written notice from GLENAYRE, has not paid GLENAYRE all amounts then due, less any portion in dispute, within 30 days of such notices; or
                          (v) fails to reach agreement with GLENAYRE on the upgrading necessary for Equipment which the CUSTOMER wishes to add to Schedule "A";
                 (d) "Diagnostic Analysis" means visual inspection, operational checks, troubleshooting and testing of the Equipment to determine if the Equipment is defective, and the labor to replace those parts which are found to be defective;
                 (e) "Effective Date", set out in the block entitled "Effective Date" on the front page, means the date on which GLENAYRE shall begin providing Services under this Agreement;
                 (f) "Equipment", which is listed in Section 2 of the Schedules "A", means the items of equipment for which the Services designated in Section 2 of the Schedules "A" will be provided;
                 (g) "Extraordinary Expenses" means expenses incurred by GLENAYRE which are the result of Force Majeure or Misuse;
                 (h) "Force Majeure" means an event beyond either party's reasonable control such as, but not limited to, delays by supplier or material shortages, strikes, lockouts or any other industrial disputes,disturbances, government regulation, flood, lightning, fire, war, accident and acts of God;
                 (i) "GLENAYRE" means Glenayre Electronics, Inc., any direct and indirect affiliates, and any duly authorized service agents of it;
                 (j)      "Misuse" means any of the following:
                          (i) the Equipment or any part of it having been installed, modified, adapted, repaired, maintained, transported or relocated by any person other than GLENAYRE, or qualified CUSTOMER technician without GLENAYRE's prior written consent;
                          (ii) storage, or environmental characteristics, Equipment operation not conforming to the applicable GLENAYRE Equipment Manual;
                         (iii)    external causes including, without
                                  limitation, use in conjunction with
                                  incompatible equipment, unless such use was with GLENAYRE's prior written consent;
                          (iv) damages caused by external electrical stress or lightning;
                           (v) accidental damage, negligence, neglect, mishandling, abuse or misuse, other than by GLENAYRE;
                 (k) "Maintenance Fees", which are set out in Section 2 of the Schedules "A", means the annual maintenance fees for the Services selected for each item of Equipment;
                 (l) "Preventive Maintenance" means the scheduled maintenance by GLENAYRE, during normal business hours, of the Equipment in accordance with the manufacturer's specifications and the Site
                          Maintenance Procedures Manual;
                 (m) "PPM", which is set out in the Schedules "A", means the principal period of maintenance for each item of Equipment;
                 (n) "Remedial Maintenance" means maintenance of the Equipment by GLENAYRE at the CUSTOMER's request following a failure caused by normal wear or use. It includes the time and the cost of traveling to and from the CUSTOMER's facility, and the labor necessary to provide Diagnostic Analysis and to restore the Equipment to the manufacturer's operating specifications;
                 (o) "Renewal Date" means the date (set out in the column entitled "Renewal Date" in Section 2 of the Schedules "A") on which Services shall be automatically renewed for that item of Equipment.
                 (p) "Replacement Parts" means the component parts and field replaceable units for Equipment manufactured or supplied by GLENAYRE;
                 (q) "Response Time" means the period from when a request for Remedial Maintenance service is placed with GLENAYRE to the time a GLENAYRE technician is enroute to the specified Equipment location;
                 (r)      "Service Center" means the location specified in
                          Section 1 of the Schedules "A";
                 (s) "Services" means the services indicated on the front page and enumerated in the Schedules "A" for each item of Equipment;
                 (t) "Sites" means the Equipment locations enumerated in the Site Maintenance Procedures Manual, at which the Equipment is situated;
                 (u) "Site Maintenance Procedures Manual" means the manual provided by the CUSTOMER and approved by GLENAYRE which sets out the specific maintenance procedures to be applied to the Site and to the Equipment, and which includes a Preventive Maintenance schedule for each item of Equipment, appropriate system diagrams, and CUSTOMER specific maintenance procedures;
                 (v) "Start Date", means the date (set out in the column entitled "Start Date" in Section 2 of the Schedules "A") on which the Services for that item of Equipment commence;
                 (w)      "Stop Date", when set out in the column entitled
                          "Stop Date" in Section 2 of the Schedules "A", means the date on which the Services for that item of Equipment cease; and
                 (x) "Termination Date" means the date on which GLENAYRE terminates this Agreement in accordance with the provisions of Paragraph 10.

2.       SUPPORT
         2.1. For each option (Software Support/Hardware Support/On Site Support) selected, GLENAYRE shall provide the selected support for the Equipment from the Start Date to the earlier of the Stop Date and the Termination Date.
         2.2.    For Software Support, GLENAYRE shall provide the following:
                 (a)      Basic Support; and
                 (b) all software revisions, including previously purchased turn-on feature updates, and periodic media updates, including patches, to the installed software.
         2.3     For Hardware Support, GLENAYRE shall provide the following:
                 (a)      Basic Support;
                 (b) for GLENAYRE manufactured products only, non-feature hardware revision level updates deemed necessary by GLENAYRE if the Equipment is sent to GLENAYRE for repair or upgrade; and
                 (c) if the item of Equipment malfunctions or fails in normal use, GLENAYRE shall, upon receipt either repair or exchange the defective item, or for major service affecting malfunctions provide advance Replacement Parts, as follows:
                          (i) the CUSTOMER shall promptly notify GLENAYRE of the failure and the serial number of the defective item, at which time GLENAYRE shall issue a Return Authorization ("RA") Number to the CUSTOMER;

                                   PROVISIONS

                          (ii) the CUSTOMER shall, at its cost, ship the item to the Service Location specified by GLENAYRE when it issues the RA Number. The CUSTOMER shall:
                                  (1)      label each returned item with the RA
                                           Number;
                                  (2)      provide a description of the fault
                                           with each returned item; and
                                  (3)      properly pack the returned item and
                                           prepay the insurance and shipping
                                           charges;
                         (iii) if the CUSTOMER requests repair of the defective item:
                                  (1)      GLENAYRE shall complete the repair
                                           or shall provide a Replacement Part
                                           within 10 days of receipt of the
                                           returned defective item, exclusive
                                           of statutory holidays and weekends.
                                           The Replacement Part may be new or
                                           refurbished; where refurbished, it
                                           shall be equivalent to new in
                                           operation; and
                                  (2)      GLENAYRE shall, at its cost, ship
                                           the Replacement Part to the Service
                                           Center.
                          (iv)    If the CUSTOMER requests an advance
                                  Replacement Part:
                                  (1)      GLENAYRE shall, if stock is
                                           available at a GLENAYRE service
                                           stock location, ship the requested
                                           item within 24 hours of the
                                           CUSTOMER's request.  If stock is not
                                           available, GLENAYRE will attempt to
                                           provide it within 10 business days;
                                  (2)      the CUSTOMER shall ship the
                                           defective item to the GLENAYRE
                                           service location within 15 days from
                                           the date of shipment of the advance
                                           Replacement Part, failing which
                                           GLENAYRE shall bill the CUSTOMER for
                                           the full current list price of the
                                           advance Replacement Part;
                          (v) If the CUSTOMER has requested expedited repair, replacement or shipment, the CUSTOMER shall pay GLENAYRE an expedite fee; and
                          (vi) Where GLENAYRE replaces a returned item, the item returned to GLENAYRE shall become the property of GLENAYRE;
                         (vii) Equipment which is repaired or replaced by GLENAYRE shall be free of defects in material or workmanship that would prevent compliance in all material respects with the applicable documentation until the later of the Termination Date, or 90 days from the date of shipping the Replacement Part. All other terms of this Agreement apply to the Replacement Part.
         2.4     For On-Site Support, GLENAYRE shall:
                 (a) provide Basic Support, Preventive Maintenance; and Remedial Maintenance.
                 (b) provide a Response Time of less than 2 hours after receiving a request for Remedial Maintenance, unless the problem has been previously resolved by other means,
                 (c) maintain records of all work performed under this Agreement, and make them reasonably available to the CUSTOMER on request.
         2.5     For On-Site Support, the CUSTOMER shall, at its cost:
                 (a) provide the required power source(s) at Site, free from interfering noise;
                 (b) provide access and environmental conditions appropriate for Preventive Maintenance and Remedial Maintenance;
                 (c)      provide all system design and Site engineering;
                 (d) secure all appropriate equipment installation and operation licenses from the appropriate government agencies, and provide proof of them to GLENAYRE on request; and
                 (e) designate one individual as the primary technical interface to GLENAYRE, and who shall be responsible for system administration, for placing requests for Remedial Maintenance, and for coordinating Preventive Maintenance with GLENAYRE. The CUSTOMER shall make the individual reasonably available to GLENAYRE during the PPM; and
                 (f) maintain the stock of spare parts which GLENAYRE recommends the CUSTOMER hold at each Service Center.

3.       EXCLUDED ITEMS
         3.1 The following services are not provided under this Agreement, but are available on request at an additional charge:
                 (a) additional software turn-on features and additional hardware which are required to support new software features that the CUSTOMER has not previously purchased or made a part of this Agreement;
                 (b) service calls to install new software turn-on features or additional hardware;
                 (c) service calls for Equipment installation, technical inspections, modifications, enhancements, upgrading or refurbishment, relocation, disconnection or reconnection, or removals, which are not specifically included in this Agreement;
                 (d) service calls to inspect and, where necessary, refurbish equipment which the CUSTOMER wishes to add to the Schedules "A" and to be covered by this Agreement;
                 (e) service calls necessary to assist other entities in gaining Site access or the supervision of work to repair other equipment not specifically the reasonability of GLENAYRE;
                 (f) Remedial Maintenance that does not locate a problem with the Equipment at that location, and which is not determined to be of an intermittent nature;
                 (g) Remedial Maintenance to repair or replace or service Equipment which, other than through normal wear and use, has become defective or has been damaged by accidents, Force Majeure, or Misuse;
                 (h)      Remedial Maintenance provided outside the PPM; and
                 (i) compensating for the CUSTOMER's failure to meet the requirements of Paragraph 2.5.

4.       SCOPE OF SERVICES
         4.1 Before the Termination Date, the CUSTOMER may, with the prior written approval of GLENAYRE, modify the scope of Services by:
                 (a) adding items or, if the items are taken out of service by the CUSTOMER, deleting items of Equipment from Schedule "A";
                 (b)      changing the locations of the Equipment and Site;
                 (c)      amending the Site Maintenance Procedures Manual; and
                 (d) adding Services to those previously contracted for, and GLENAYRE shall amend Section 2 of the Schedules "A" and may adjust the Maintenance Fee accordingly.
         4.2 If the CUSTOMER selects Services for a type of Equipment, all items of that type which are in use by the CUSTOMER shall be made part of this Agreement.

5.       TERM AND RENEWAL
         5.1 This Agreement will remain in effect for an initial term of 12 months and will be automatically renewed for successive renewal terms of 12 months each, unless terminated by agreement or as otherwise provided in Paragraph 10.

6.       PAYMENT
         6.1 The Maintenance Fees determined at the time of execution shall remain in effect for the initial term of this Agreement. Thereafter, GLENAYRE may change the Maintenance Fees upon 30 days written notice.
         6.2 The CUSTOMER shall pay GLENAYRE all of the Maintenance Fees at the frequency set out on the front page, with interest on any outstanding amounts. All amounts unpaid 30 days following the due date, less any portion in dispute, shall accrue interest from the due date at the rate of 18% per year.
         6.3 In addition to the amount determined under Paragraph 6.1 and 6.2, the CUSTOMER shall pay GLENAYRE for:
                 (a) all charges due as a result of GLENAYRE providing services under Paragraphs 2.3(c)(iv)(2); 2.3(c)(v); and 3;
                 (b)      Extraordinary Expenses; and

                                   PROVISIONS

                 (c) third party charges for services outside the scope of this Agreement and which GLENAYRE incurs at the CUSTOMER's request.
         6.4 GLENAYRE shall invoice the CUSTOMER monthly for all amounts then due under the Agreement.
         6.5 To secure the payment of the list price of the advanced Replacement Parts, for defective items not returned to GLENAYRE, the CUSTOMER hereby grants GLENAYRE a purchase money security interest in the advanced Replacement Parts.

7.       ACCESS
         7.1 To enable GLENAYRE to carry out its obligations under this Agreement, the CUSTOMER shall provide GLENAYRE:
                 (a) with unrestricted access to the Equipment at the Site. Those Sites which have only limited access shall be designated on Schedule "A", and GLENAYRE's response time shall be adjusted to that reasonable under the circumstances; and
                 (b) remote access, via modem and modem port, for Diagnostic Analysis of the Equipment. GLENAYRE shall obtain the CUSTOMER's permission prior to establishing remote access to the Equipment.

8.       CUSTOMER WARRANTY
         8.1 The CUSTOMER warrants that it is the legal owner of, or has a valid interest in the Equipment, the legal owner of, or has a valid lease of, the Site, and is entitled to grant GLENAYRE the right to perform the Services on the Equipment and to grant access to the Site to perform the Services.

9.       INDEMNITY
         9.1. The CUSTOMER shall indemnify GLENAYRE and save it harmless from any action, claim or demand which arises as a result of GLENAYRE entering on the Site to perform the Services; or in performing the Services, other than claims based on GLENAYRE's own negligence.

10.      DEFAULT AND TERMINATION
         10.1 If the Customer commits a Default Event, GLENAYRE may, upon notice to the CUSTOMER and the expiration of a thirty 30 day resolution period, terminate this Agreement and end GLENAYRE's performance.
         10.2 GLENAYRE shall, within 30 days of receipt of a written notice from the CUSTOMER that GLENAYRE has failed to meet its obligations under this Agreement, take the necessary action to resolve promptly the failure.
         10.3 Despite termination of this Agreement, the CUSTOMER shall remain responsible for all amounts then due, and shall return to GLENAYRE any chattels, such as spare or Replacement Parts belonging to GLENAYRE.
         10.4 Neither party shall be liable for failing to perform its obligations under this Agreement due to Force Majeure.

11.      WARRANTY BY GLENAYRE
         11.1 GLENAYRE warrants that it will perform the Services in a workmanlike manner and will comply with all applicable laws and regulations.

12.      LIMITATION ON DAMAGES
         12.1 THE WARRANTY STATED HEREIN IS THE CUSTOMER'S EXCLUSIVE WARRANTY. GLENAYRE DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE AND OF MERCHANTABILITY. GLENAYRE SHAVE NO LIABILITY IN TORT SUCH AS LIABILITY IN NEGLIGENCE OR STRICT LIABILITY. THE REMEDIES STATED HEREIN ARE THE CUSTOMER'S EXCLUSIVE REMEDIES. GLENAYRE SHALL NOT BE LIABLE FOR DIRECT DAMAGES EXCEPT FOR A FAILURE TO FULFILL ITS OBLIGATIONS HEREUNDER. GLENAYRE'S LIABILITY FOR FAILURE TO FULFILL ITS OBLIGATION HEREUNDER (OR ANY OTHER LIABILITY UNDER THIS AGREEMENT OR IN CONNECTION WITH THE EQUIPMENT) SHALL BE LIMITED TO THE AMOUNT OF THE PURCHASE PRICE OF THE CONTRACT IN QUESTION. GLENAYRE SHALL HAVE NO LIABILITY FOR INJURY TO PERSONS OR PROPERTY.
         12.2 IN NO EVENT SHALL GLENAYRE BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES EVEN IF GLENAYRE HAS BEEN ADVISED OF THE POSSIBILITY THEREOF, INCLUDING, WITHOUT LIMITATION, LOST PROFITS AND REVENUES, FAILURE TO REALIZE EXPECTED SAVINGS, ANY CLAIM AGAINST A CUSTOMER BY A THIRD PARTY, OR ANY OTHER COMMERCIAL OR ECONOMIC LOSSES OF ANY KIND.
         12.3 THESE LIMITATIONS AND DISCLAIMERS ARE NOT MADE BY GLENAYRE WHERE PROHIBITED BY LAW.
13.      MISCELLANEOUS
         13.1 This Agreement shall enure to the benefit of and be binding upon the successor and assigns of GLENAYRE.
         13.2 This Agreement may not be assigned by the CUSTOMER without prior written consent of GLENAYRE.
         13.3 This Agreement, as amended from time to time, consists of the Agreement and the Schedules "A", the Site Maintenance Procedures Manual and the GLENAYRE Software and Patent Licenses, constitutes the entire Agreement between the parties. If there is a conflict between any of them, they shall have the following descending order of precedence:
                 (a)      the GLENAYRE Software and Patent License;
                 (b)      the Site Maintenance Procedures Manual; and
                 (c)      this Agreement and the Schedules "A".
         13.4 Neither party shall have any claim against the other with respect to any agreement or understanding, written or oral, made prior to the date of this Agreement. Any provision may be added, altered, or varied only by a document signed and made part of this Agreement by the authorized officers of the parties.
         13.5 Headings have been inserted in this Agreement for convenience of reference only and will not affect the construction of this Agreement.
         13.6 With the exception of GLENAYRE's Software & Patent License, all questions relating to the validity, construction or performance of this Agreement, shall be governed by the laws of the jurisdiction in which the service is performed. For the GLENAYRE's Software & Patent License, all such questions shall be governed by the laws of the State of Washington, USA.
         13.7 Any provision of this Agreement which is, or is deemed to be, unenforceable in any jurisdiction shall be severable from this Agreement in such jurisdiction, without in any way invalidating the remaining provisions, and any such unenforceability in that jurisdiction shall not render unenforceable that provision in any other jurisdiction.
         13.8 The failure of either party to enforce at any time or for any period of time any of the provisions hereof shall not be construed to be a waiver of such provisions or of the right of such party thereafter to enforce each and every provision.
         13.9 Nothing contained herein shall be construed to limit in any way the remedies in law or in equity that might otherwise be available to the parties.

14.      NOTICE
         14.1 Any notice required or permitted to be given to the other party must be in writing and may be given by delivering the same by registered mail to the intended recipient at the addresses first noted above, or such other address as may be substituted by notice in writing. Such notice shall be deemed to have been given and received on the tenth (10th) business day after the date on which it was mailed by registered mail.

                                    CUSTOMER                  INVOICE       SHIPMENT ID NUMBER
                                                                            ------------------------------------------------------
 [GLENAYRE LOGO]                                                            INVOICE NO.           RVSH     DATE              PAGE
 4203 CONGRESS STREET  SUITE 455                                            201891                0        01/22/96          1
 CHARLOTTE, NC  28209                                                       ------------------------------------------------------
 BILL TO                           SHIP TO                                  CUSTOMER ORDER NO.    SALES NO.           TAXABLE
                                                                            *See below            80-676              NO
                                                                            ------------------------------------------------------
 WILCOM CORPORATION                WKBN BROADCASTING CORPORATION            BILL OF LADING NO.                  DATEOFSHIPMENT
                                                                                                                01/22/96
 3910 SOUTH AVENUE                 3930 SUNSET BLVD.                        ------------------------------------------------------
 YOUNGSTOWN, OH  44512             YOUNGSTOWN, OH  44501                    SHIPPED VIA           F.O.B.        P.P.D.
                                                                            BEST WAY              2             xxx
                                                                            ------------------------------------------------------
                                                                            SA
                                                                            1202
                                                                            ------------------------------------------------------
                                                                            TERMS
                                                                            NET 30
                                                                            ------------------------------------------------------
          BILL TO CUSTOMER - 5227                            SHIP TO CUSTOMER - 5227                   *P.O.:  SIGNED CONTRACT #137

 ITEM     PROJECT   DESCRIPTION                         TAX       QTY.      QTY.    NET UNIT PRICE   EXTENSION
          NUMBER                                                SHIPPED

 1        SS-MVP    SOFTWARE SUPPORT FOR MVP                      1.0        0      3684.000         3684.00        .0     ****
 2        HS-MVPS   HARDWARE SUPPORT FOR MVP SIN                  1.0        0      2520.000         2520.00        .0     ****
                    BILLING PERIOD:  FEBRUARY 1,
                    1996 THROUGH JANUARY 31, 1997

          TOTAL:    THANK YOU FOR THIS ORDER.  IF
                    YOU HAVE ANY QUESTIONS PLEASE                                    6204.00
                    CONTACT SUSAN RASBERRY AT
                    800/543-2382 OR 704/553-0038.

                    THIS IS FOR GLENAYRE CARE -
                    CONTRACT #137

                    CUSTOMER CONTACT:  GREG PAULEY
                    216 565-9520



                                                               RECEIVED JAN 31 1996
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                 FREIGHT TERMS FOR FACTORY, FRT PPD